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Exhibit 10.13.3

                               AMENDMENT NO. 3 TO
                            AMENDED AND RESTATED LOAN
                        PURCHASE AND SERVICING AGREEMENT


         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN PURCHASE AND SERVICING AGREEMENT, dated as of December 13, 2000 (this "Amendment"), is entered into by and among FNBNE FUNDING CORP., as the Seller, FIRST INTERNATIONAL BANK (f/k/a First National Bank of New England), certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Purchaser, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as the Deal Agent, FIRST UNION NATIONAL BANK, as the Liquidity Agent, and HSBC BANK USA, as the Collateral Custodian and Backup Servicer. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into a Loan Purchase and Servicing Agreement, dated as of December 23, 1998, that was amended and restated by the Amended and Restated Loan Purchase and Servicing Agreement, dated as of September 24, 1999, as amended by Amendment No. 1, dated as of November 23, 1999 and Amendment No. 2, dated as of May 15, 2000 (the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         (a) Section 1.1 is hereby amended by adding the following definitions thereto:

                  "FDIC: Federal Deposit Insurance Corporation or any successor thereto.

                  FDIC Action: The entering into with, or issuance by, the FDIC of a memorandum of understanding or any similar or more severe enforcement action that has a Material Adverse Effect with respect to the Originator or any Affiliate thereof; provided, that, the determination of whether a memorandum of understanding or any more severe enforcement action has a Material Adverse Effect, or whether an enforcement action is more severe than a memorandum of understanding, shall be made by the Deal Agent (in its reasonable discretion).

                  Material Adverse Effect: With respect to any memorandum of understanding with the FDIC or any similar or more severe enforcement action taken by the FDIC, means a material adverse effect on (a) the ability of the Originator or any Affiliate to conduct its business in the manner that it conducted business before

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                  the date of such memorandum of understanding or enforcement action, (b) the capitalization of the Originator, provided, that, no memorandum of understanding or enforcement action will be deemed to have a material adverse effect on the Originator's capitalization if and for so long as the Originator remains in compliance with any operational and/or capitalization agreement or plan prepared in connection with such memorandum of understanding or other enforcement action,
                  (c) the validity, enforceability or collectibility of the Agreement or any other Transaction Document, or the validity enforceability or collectibility of the Assets generally or any material portion of the Assets, (d) the rights and remedies of the Deal Agent and the Secured Parties, (e) the ability of the Seller, the Servicer, the Backup Servicer, or the Collateral Custodian to perform its respective obligations under the Agreement or any Transaction Document, or (f) the status, existence, perfection, priority or enforceability of the Secured Parties' interest in the Assets.".

         (b) The definition of "Commitment Termination Date" set forth in
Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

                  "Commitment Termination Date: November 23, 2003, or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.1(b).".

         (c) The definition of "Eligible Loan" in Section 1.1 is hereby amended as follows:

                  (1) Subsection (xx) is hereby amended and restated in its entirety as follows:

                           "(xx) the Loan has an Eligible Risk Rating and was approved according to the Originator's Credit and Collection Policies;";

                  (2) Subsection (xxiii) is hereby amended by deleting the word "and" at the end thereof;

                  (3) Subsection (xxiv) is hereby amended by deleting the period at the end thereof and substituting in its place the following:

                           " ; and"; and

                  (4) The following subsection (xxv) shall be added at the end thereof:

                           "(xxv) if a Loan is an AIG 2 Loan, it became part of the Asset Pool prior to December 13, 2000.".

                  (d) The definition of "Eligible Obligor" in Section 1.1 is hereby amended as follows:


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                           (1) Subsection (viii) is hereby amended by deleting
                  the period at the end thereof and substituting in its place the following:

                                    " ; and"; and

                           (2) Subsection (ix) is hereby amended and restated in
                  its entirety as follows:

                                    "(ix) the Obligor has an Eligible Risk
                                    Rating and was approved according to the Originator's Credit and Collection Policies.".

         (e) The definition of "Eligible Risk Rating" in Section 1.1 is hereby amended and restated in its entirety as follows:

                  "Eligible Risk Rating: As of any date of determination, with respect to a designated Loan or Obligor, a risk rating of "4.0" or better as determined or should have been determined by the Servicer in accordance with the Credit and Collection Policies or as designated by the Originator.".

         (f) Article I is hereby amended by adding the following Section 1.4 thereto:

                  "SECTION 1.4 INTERPRETATION.

                  In each Transaction Document, unless a contrary intention appears:

                           (i) the singular number includes the plural number
                  and vice versa;

                           (ii) reference to any Person includes such Person's
                  successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

                           (iii) reference to any gender includes each other
                  gender;

                           (iv) reference to day or days without further
                  qualification means calendar days;

                           (v) reference to any time means Charlotte, North
                  Carolina time;

                           (vi) reference to any agreement (including any
                  Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;

                           (vii) reference to any Requirements of Law means such
                  Requirements of Law as amended, modified, codified, replaced or reenacted, in whole or in part,

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                  and in effect from time to time, including rules and
                  regulations promulgated thereunder and reference to any section or other provision of any Requirements of Law means that provision of such Requirements of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; and

                           (viii) use of the convention "MM" in this Agreement
                  (including any Exhibit or Schedule) or any Transaction Document in connection with a dollar amount denotes a dollar amount in million dollar increments; for example, $35MM means $35,000,000.00.".

         (g) Section 2.1 is hereby amended by adding the following subsection
(d) thereto:

                  "(d) Notwithstanding the foregoing Sections 2.1(b) and (c), upon the occurrence of any FDIC Action and (x) the failure of the Originator to be in compliance with the requirements of such FDIC Action on the date that is 120 days after the effective date of the FDIC Action (a "clause (x) failure") or
                  (y) as to any portion of the FDIC Action that requires compliance after the end of such 120 days, the failure of the Originator to be in compliance with the requirements of such FDIC Action at or within 60 days after such compliance is required by such FDIC Action (a "clause (y) failure"), the Commitment Termination Date shall be the date that is the earlier of (i) (a) with respect to a clause (x) failure, the date that is 120 days after the FDIC Action, or (b) with respect to a clause (y) failure, the date that is 60 days after the date of the clause (y) failure, and (ii) the then Commitment Termination Date, unless the Deal Agent and 100% of the Investors, upon appropriate due diligence and credit approvals agree that the then Commitment Termination Date should not be accelerated.".

         (h) Section 5.2 is hereby amended by adding the following subsection
(v) thereto:

                  "(v) No New AIG 2 Loans. The Seller will not purchase from the Originator nor will the Seller sell and assign Asset Interests to the Purchaser in any AIG 2 Loan after December 13, 2000.".

         (i) Article VI is hereby amended by adding the following Section 6.31 thereto:

                  "SECTION 6.31 COVENANTS OF ORIGINATOR AND PURCHASER.

                  Each of the Originator and the Purchaser hereby covenants that it will provide copies to the Deal Agent of all written communications with the Federal Deposit Insurance Corporation regarding any enforcement actions (including any FDIC Action) within five days of such action; provided, that the Originator and the Purchaser will not provide copies to the Deal Agent of any written communication with the FDIC which the Originator or Purchaser, as applicable, is not permitted to deliver to the Deal Agent under applicable laws or regulations.".

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         (j) Schedule II is hereby amended as follows:

                  (1) The concentration and mix requirement "Loan Size" is hereby amended and restated in its entirety as follows:

                           "Loan Size: No single Loan may exceed the greater of $2.375MM or 2.5% of the outstanding Capital; provided, however, if the Aggregate Outstanding Loan Balance is less than $20MM then no single Loan may exceed 2.5% of the outstanding Capital.";

                  (2) The concentration and mix requirement "Obligor Concentration" is hereby amended and restated in its entirety as follows:

                           "Obligor Concentration: The Outstanding Loan Balance of Loans to any single Eligible Obligor shall not exceed the greater of $4.75MM or 5% of the outstanding Capital; provided, however, if the Aggregate Outstanding Loan Balance is less than $20MM, then the Outstanding Loan Balance of Loans to any single Eligible Obligor shall not account for more than 5% of the outstanding Capital.";

                  (3) The concentration and mix requirement "Top Five" is hereby amended and restated in its entirety as follows:

                           "Top Five: The Outstanding Loan Balance of the top five (5) Loans shall not exceed the greater of $9.5MM or 10% of the outstanding Capital; provided, however, if the Aggregate Outstanding Loan Balance is less than $20MM, then the Outstanding Loan Balance of the top five (5) Loans shall not account for more than 10% of the outstanding Capital.";

                  (4) The following concentration and mix requirement is added thereto:

                           "Loans Risk Rated 4.0: The Outstanding Loan Balance of all Commercial Loans risk rated 4.0 shall not account for more than 10% of the outstanding Commercial Loans, such risk rating to be measured on the initial Purchase Date."; and

                  (5) The concentration and mix requirement "Credit Line Ratio Minimum" is hereby deleted in its entirety.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

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         SECTION 3. REPRESENTATIONS. Each of the Seller and Servicer represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Requirements of Law applicable to it;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi) it is not in default under the Agreement; and

                  (vii) there is no Early Amortization Event, Servicer Termination Event or event that, with the giving of notice or the lapse of time, or both, would become an Early Amortization Event or Servicer Termination Event.

                  (viii) the Seller certifies by execution hereof that this Amendment will not jeopardize its status as a qualifying special purpose entity under FASB 125 Statement, as amended and interpreted.

         SECTION 4. CONDITION PRECEDENT. The effectiveness of this Amendment is subject to the due execution of this Amendment by each of the parties hereto.

         SECTION 5. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

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         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Purchase Limit, and therefore is a Required Investor pursuant to the Agreement.

         (e) The Seller certifies by execution hereof that this Amendment will not jeopardize its status as a qualifying special purpose entity under FASB 125 Statement, as amended and interpreted.

         (f) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (g) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (h) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (i) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                    FNBNE FUNDING CORP.



                               By:     /s/ Ted Horan
                               Name:   Ted Horan
                               Title:  Vice President


THE SERVICER:                  FIRST INTERNATIONAL BANK
                               (f/k/a First National Bank of New England)



                               By:     /s/ Ted Horan
                               Name:   Ted Horan
                               Title:  Senior Vice President


THE REQUIRED INVESTORS:        FIRST UNION NATIONAL BANK



                               By:     /s/ Bill A. Shirley
                               Name:   Bill A. Shirley
                               Title:  Senior Vice President

                               Commitment:  $95,000,000

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Capital Markets Credit Administration
                               Facsimile:  (704) 374-3254
                               Telephone:  (704) 374-4001


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VFCC:                          VARIABLE FUNDING CAPITAL CORPORATION

                               By First Union Securities, Inc.
                               (successor-in-interest to
                               First Union Capital Markets Corp.)


                               By:     /s/ Darrell R. Baber
                                       ------------------------------------
                               Name:   Darrell R. Baber
                                       ------------------------------------
                               Title:  Director
                                       ------------------------------------

                               First Union Securities, Inc.
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Conduit Administration
                               Facsimile:  (704) 383-6036
                               Telephone:  (704) 383-9343

                               Lord Securities Corp.
                               2 Wall Street, 19th Floor
                               New York, New York  10005
                               Attention: Vice President
                               Facsimile:  (212) 346-9012
                               Confirmation No.: (212) 346-9008


THE DEAL AGENT:                FIRST UNION SECURITIES, INC.
                               (successor-in-interest First Union
                               Capital Markets Corp.)


                               By:     /s/ Michael L. Clippinger
                                       ------------------------------------
                               Name:   Michael L. Clippinger
                                       ------------------------------------
                               Title:  Vice President
                                       ------------------------------------

                               First Union Securities, Inc.
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Conduit Administration
                               Facsimile:  (704) 383-6036
                               Telephone:  (704) 383-9343

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THE HEDGE COUNTERPARTY:        FIRST UNION NATIONAL BANK



                               By:     /s/ Bill A. Shirley
                                       ------------------------------------
                               Name:   Bill A. Shirley
                                       ------------------------------------
                               Title:  Senior Vice President
                                       ------------------------------------

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Capital Markets Credit Administration
                               Facsimile:  (704) 374-3254
                               Telephone:  (704) 374-4001



THE LIQUIDITY AGENT:           FIRST UNION NATIONAL BANK



                               By:     /s/ Bill A. Shirley
                                       ------------------------------------
                               Name:   Bill A. Shirley
                                       ------------------------------------
                               Title:  Senior Vice President
                                       ------------------------------------

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Capital Markets Credit Administration
                               Facsimile:  (704) 374-3254
                               Telephone:  (704) 374-4001

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THE COLLATERAL CUSTODIAN:      HSBC BANK USA


                               By:     /s/ Susan Barstock
                                       ------------------------------------
                               Name:   Susan Barstock
                                       ------------------------------------
                               Title:  Assistant Vice President
                                       ------------------------------------

                               HSBC Bank USA
                               140 Broadway
                               Corporate Trust Department, 12th Floor
                               New York, New York  10005
                               Attention:  Susan Barstock
                               Facsimile:  (212) 658-6425

THE BACKUP SERVICER:           HSBC BANK USA


                               By:     /s/ Susan Barstock
                                       ------------------------------------
                               Name:   Susan Barstock
                                       ------------------------------------
                               Title:  Assistant Vice President
                                       ------------------------------------


                               HSBC Bank USA
                               140 Broadway
                               Corporate Trust Department, 12th Floor
                               New York, New York  10005
                               Attention:  Susan Barstock
                               Facsimile:  (212) 658-6425

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